EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certifies, in her capacity as an officer of GASE Energy, Inc. (the “Company”), for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1) The Quarterly Report of the Company on Form 10-Q for the fiscal quarter ended September 30, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 14, 2014	By:	/s/ Timur Khromaev
Timur Khromaev
Chief Executive Officer, Chief Financial Officer and Director (principal executive officer, principal financial officer and principal accounting officer)

A signed original of this written statement required by Section 906 has been provided to GASE Energy, Inc. and will be retained by GASE Energy, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.